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                                                                   EXHIBIT 10.43

IMPERIAL BANK
--------------------------------------------------------------------------------
P.O. Box 92991 . Los Angeles, California 90009 . (213) 417-5600
9920 South La Cienega Boulevard . Inglewood, California 90301


September 26,1988


Mr. Arthur Sutter
Chairman
SUTTER MORTGAGE CORPORATION
710 S. Broadway, Suite 208
Walnut Creek, CA 94596

Re:  $5,000,000 Mortgage Warehousing Line of Credit

Dear Mr. Sutter:

Imperial Bank is pleased to make available the following credit facility to you under the amended terms and conditions set forth in this letter:

PURPOSE:       To fund California first trust deed loans.
--------

COLLATERAL:    Unrecorded assignment of the secured notes and deeds of trust.
----------


AMOUNT:        Five Million Dollars ($5,000,000).
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RATE:          One and one half percent (1 1/2%) in excess of Imperial Bank's
-----
               Prime Rate.

MATURITY:      June 30, 1989.
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GUARANTORS:    Arthur Sutter and Western States Servicing Corp. (Amended)
-----------

TERMS:         1.   Prior to funding under the line, a collateral loan package,
-----               consisting of the following will be submitted to the Bank:

                    a)   Original, signed Note endorsed in blank.

                    b)   Original, unrecorded Corporate Assignment of Trust
                         Deed.

                    c)   A certified copy of the Deed of Trust.
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Mr. Arthur Sutter
September 26, 1988
Page 2


                    d)   An appraisal of the property securing the Note.

                    e)   A copy of the preliminary title report.

                    f)   A funding schedule completed by Company.

                    g)   Other documentation as the Bank may reasonably require.

               2. All loans will be warehoused for a maximum period of 120 days.

               3. Each mortgage loan constituting collateral is on completed, improved, 1-4 family residential property in California.

               4. All loans on leasehold interests must conform to FHLMC guidelines.

               5. All loans will conform to FNMA, FHLMC, FHA, VA, or pre-approved investor underwriting guidelines.

               6. Each loan is to be covered by a firm take-out commitment prior to funding with a copy of the commitment on file at Bank.

COVENANTS & CONDITIONS:
----------------------

               1. Western States Servicing Corp. will pledge 100% of servicing rights to their guarantee.

               2. The shareholders of Western States Servicing Corp. will submit a letter acknowledging that 100% of the company's servicing rights are pledged to WSS' guarantee. (new)

               3. The company will submit to Bank within 20 days after the end of each month a company prepared balance sheet and profit and loss statement as of the close of business the previous month.

               4. The Company will submit to Bank within 45 days of the end of each fiscal quarter a balance sheet, profit and loss statement, and reconciliation of capital accounts of Company.
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Mr. Arthur Sutter
September 26, 1988
Page 3



               5. The Company will submit to Bank within 90 days after the close of each fiscal year a balance sheet, profit and loss statement, and reconciliation of capital accounts of Company as of the close of the fiscal year.


The credit facility will be documented on Imperial Bank's standard loan documentation with additional covenants and conditions of the line being covered
in the Revolving Credit and Collateral Loan Agreement.   This proposal is
available for your acceptance by signing and returning the enclosed copy of this letter.

Sincerely,


/s/ DINAH A. PANER                                 /s/ CLINTON BLISS
Dinah A. Paner                                         Clinton Bliss
Assistant Vice President                               Senior Vice President

ACCEPTED:

SUTTER MORTGAGE CORPORATION



BY: /s/ ARTHUR SUTTER
   ------------------------------------
   Arthur Sutter, Chairman of the Board
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                      REGULATION Z - INDEMNITY AGREEMENT
                      ----------------------------------



To:        IMPERIAL BANK

The undersigned contemplates obtaining credit from your Bank from time to time, such credit to be secured by notes, deeds of trust and other evidences of indebtedness acquired by the undersigned in connection with its making of loans and advances to others. Said loans made by the undersigned may be subject to the Consumer Credit Protection Act and the rules and regulations issued in connection therewith.

To induce your Bank to make loans and advances to the undersigned, the undersigned represents to your Bank that the undersigned is fully familiar with the requirements of said Consumer Credit Protection Act and Regulation Z of the Federal Reserve Board promulgated thereunder and that all loans and advances made by the undersigned which are evidenced by notes and other evidences of indebtedness securing loans made by your Bank to the undersigned, shall be made in strict compliance with the provisions of said Consumer Protection Act and Regulation Z. In addition, the undersigned hereby indemnifies and saves your Bank harmless from any and all liabilities, costs, damages and losses of any kind whatsoever resulting from any violation by the undersigned or any of its officers, employees or agents, or any provision of said Consumer Credit Protection Act or rules and regulations promulgated thereunder, including said Regulation Z.

Dated   September 1, 1988
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                                   SUTTER MORTGAGE CORPORATION
                                   ----------------------------------

                                   BY: /s/ ARTHUR H. SUTTER
                                   ----------------------------------
                                   Arthur H. Sutter  Chairman

                                   By________________________________
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                                   By________________________________
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